                        WFS FINANCIAL 2000-C OWNER TRUST

                               WFS FINANCIAL INC

                                    SERVICER

                        TERM SHEET DATED AUGUST 2, 2000

                              SUBJECT TO REVISION

THE PARTIES:

The Issuer.................  WFS Financial 2000-C Owner Trust, or the trust

Seller.....................  WFS Receivables Corporation 2, or WFSRC2

Master Servicer............  WFS Financial Inc, or WFS

The Insurer................  Financial Security Assurance, Inc., or Financial
                             Security

Indenture Trustee..........  Bankers Trust Company

Owner Trustee..............  Chase Manhattan Bank USA, N.A.

IMPORTANT DATES:

Statistical Calculation
Date.......................  July 31, 2000, the date used in preparing the statistical information in this term sheet.

Cut-Off Date...............  August 1, 2000

Closing Date...............  Expected to be August 16, 2000

Distribution Dates.........  Payments of interest and principal will be made on the notes on each February 20, May 20, August 20 and November 20, commencing on November 20, 2000. If any of those days is not a business day, payment will be made on the next succeeding business day. Principal will be paid in order to the earliest maturing class until that class is paid in full.

Final Scheduled
Distribution Dates.........  If not paid earlier, the outstanding principal balance of the Class A-1 Notes will be paid on August 20, 2001, of the Class A-2 Notes will be paid on August 20, 2003, of the Class A-3 Notes will be paid on February 20, 2005, and of the Class A-4 Notes will be paid on February 20, 2008. If any of those days is not a business day, payment will be made on the next succeeding business day.

THE SECURITIES:

The Notes..................  The WFS Financial 2000-C Owner Trust Auto
                             Receivable Backed Notes will represent obligations of the trust secured by the assets of the trust. The notes will be issued in four classes and will bear fixed interest at the rates and calculated in the manner described below under the caption "The Terms of the Notes".

The Certificates...........  The trust will issue to the seller WFS Financial
                             2000-C Owner Trust Auto Receivable Backed
                             Certificates, which are not being offered by this term sheet. All payments in respect of the certificates issued by the trust will be subordinated to payments on the notes.

     THE TERMS OF THE NOTES

                       INTEREST    INTEREST
NOTE     PRINCIPAL     RATE PER    ACCRUAL      FINAL SCHEDULED
CLASS      AMOUNT       ANNUM       METHOD     DISTRIBUTION DATE
-----   ------------   --------   ----------   -----------------
 A-1    $247,000,000         %    actual/360      August 20, 2001
 A-2    $332,000,000         %      30/360        August 20, 2003
 A-3    $481,000,000         %      30/360      February 20, 2005
 A-4    $330,000,000         %      30/360      February 20, 2008

   It is a condition to the offering of the notes that the Class A-1 Notes be rated P-1/A-1+ and that the Class A-2, A-3 and A-4 Notes be rated Aaa/AAA. These ratings are being applied for from Moody's Investors Services, Inc. and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. Moody's and Standard & Poor's are the rating agencies. However, a rating agency in its discretion may lower or withdraw its rating in the future.

     INTEREST CALCULATION

     Interest on each class of the notes will accrue at the interest rate applicable to that class from each distribution date to the day preceding the next distribution date, or from the closing date with respect to the first distribution date.

     Interest on the Class A-1 Notes will be calculated on a daily basis, based upon the actual number of days elapsed and a 360-day year.

     Interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     PRIORITY OF PRINCIPAL PAYMENTS

     Principal of the notes will be paid on each distribution date in the following order:

             - to the Class A-1 Notes until the Class A-1 Notes are paid in full;

             - to the Class A-2 Notes until the Class A-2 Notes are paid in full;

             - to the Class A-3 Notes until the Class A-3 Notes are paid in full; and

             - to the Class A-4 Notes until the Class A-4 Notes are paid in full.

THE TRUST PROPERTY:

General....................  The trust property will include:

                             - a pool of retail installment sales contracts and
                               a limited number of installment loans originated by WFS, all of which are secured by new or used automobiles or light duty trucks;

                             - the funds in the spread account; and

                             - an insurance policy written by Financial Security
                               guaranteeing all payments of principal and interest to be made to holders of the notes.

     THE CONTRACTS

     On or before the closing date, WFS will sell and assign the contracts, each of which is an installment sales contract or installment loan secured by a financed vehicle which is a new or used automobile or light duty truck, to WFSRC2. On the closing date, WFSRC2 will transfer and assign the contracts to the trust. The trust will be established by the transfer and assignment of contracts by WFSRC2 to the trust on the closing date.

     - The trust receives the right to payments due under the contracts on and after the cut-off date of August 1, 2000.

     - The contracts are secured by first liens on the vehicles purchased under each contract.

     - The contracts will have an expected weighted average annual percentage rate of approximately 15.04% and an expected weighted average remaining maturity of approximately 60.8 months.

     - Approximately 6.76% of the aggregate principal amount of the contracts will be Rule of 78's contracts and approximately 93.24% will be simple interest contracts.

     THE SPREAD ACCOUNT

     The spread account is a segregated trust account in the name of the indenture trustee that will afford you some limited protection against losses on the contracts. The spread account will be part of the trust. It will be created with either an initial cash deposit in the amount of $41,700,000.00, or the delivery of a letter of credit in favor of the trust acceptable to Financial Security. On any distribution date, the funds that are available from the spread account will be distributed to you to cover any shortfalls in interest and principal required to be paid on the notes. The funds in the spread account will be supplemented on each distribution date by any funds in the collection account remaining after making all of the payments necessary on that distribution date. The funds in the spread account will be supplemented until they are at least equal to 6.0% or 9.0% of the sum of the remaining principal balance of the simple interest contracts and the present value of the remaining scheduled payments of the monthly principal and interest due on the Rule of 78's contracts. The rate to be applied will depend upon loss and delinquency triggers.

     If on the last day of any month or on any distribution date the amount on deposit in the spread account is greater than the amount required to be in that account on that date, the excess cash will be distributed in the following order:

     - to Financial Security, to the extent of any unreimbursed amounts due to it,

     - to the party making the initial deposit until it has received an amount equal to the spread account initial deposit,

     - to the master servicer until the additional servicing fee due the master servicer, has been paid in full, and then

     - to the Seller or any other holder of the certificates.

You will have no further rights to any excess cash paid to any of these entities.

  THE NOTE POLICY

     On the closing date, Financial Security will issue a financial guaranty insurance policy, known as the note policy, for the indirect benefit of the holders of the notes. Under the note policy, Financial Security will unconditionally and irrevocably guarantee to the indenture trustee the payments of interest and principal due on the notes during the term of the note policy.

     If, based upon a report due to the indenture trustee five days prior to a distribution date, it appears that insufficient funds will be available to pay to the holders of the notes on that distribution date the full amount of the payment which will then be due to them, that shortfall will be paid first by drawing upon funds in the spread account and then by a claim upon the note policy. To the extent any claim is made upon the note policy, it is anticipated that the amount of that claim will be distributed on that distribution date.

THE CONTRACTS POOL:

     Each contract is a retail installment sales contract secured by a financed vehicle originated by a new or used car dealer located in California or one of the other states listed in the table on page 6 or an installment loan secured by a financed vehicle. Most of the contracts were purchased by WFS from dealers; however, contracts representing no more than 4% of the cut-off date aggregate scheduled balance are installment loans originated by WFS directly to consumers or by other independent auto finance companies which loans were then sold to WFS. Except as otherwise noted, all references in this prospectus supplement to contracts include installment loans.

     WFS will select the contracts from its portfolio of fixed-interest rate contracts. The contracts transferred to the trust were underwritten and purchased or originated by WFS in the ordinary course of its business operations. The information concerning the contracts presented in this term sheet is as of July 31, 2000. While the characteristics of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant.

                                                                  CONTRACTS
                                                                IN THE TRUST
                                                              -----------------
Outstanding Principal Balance...............................  $1,390,000,391.52
  Minimum...................................................  $          506.51
  Maximum...................................................  $       82,954.24
  Average...................................................  $       14,277.65
Number of Contracts.........................................             97,355
Financed Vehicles
  Percentage of New Vehicles................................              24.50%
  Percentage of Used Vehicles...............................              75.50%
  Percentage of Automobiles.................................              48.03%
  Percentage of Light Duty Trucks...........................              51.97%
Percentage of Rule of 78's Contracts........................               6.76%
Percentage of Simple Interest Contracts.....................              93.24%
Annual Percentage Rate
  Minimum...................................................               5.90%
  Maximum...................................................              30.00%
  Weighted Average..........................................              15.04%
Remaining Maturities
  Minimum...................................................                  3 Month
  Maximum...................................................                 84 Month
  Weighted Average..........................................               60.8 Month
Original Maturities
  Minimum...................................................                 12 Month
  Maximum...................................................                 84 Month
  Weighted Average..........................................               63.4 Month
  Percent over 60 Months....................................              46.49%

     Each of the contracts is fully amortizing and provides for level payments over its term, with the portions of principal and interest of each such level payment being determined on the basis of the Rule of 78's or the simple interest method. The amortization of the Rule of 78's contracts will result in the outstanding principal balance on each of those contracts being in excess of the scheduled balance of that contract. For purposes of the trust, all Rule of 78's contracts are amortized on an actuarial basis to prevent shortfalls of principal payments on the notes. As amortization on an actuarial basis produces a faster amortization than does application of the Rule of 78's, there will not be a shortfall of principal in any event, including as a result of prepayments or timely payment to maturity of a Rule of 78's contract.

     The following table provides information about the contracts relating to their annual percentage rate. While the characteristics of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant. The percentages may not add to 100.00% due to rounding.

                        DISTRIBUTION OF CONTRACTS BY APR

                                                                                    PERCENTAGE OF
                                                                    AGGREGATE         AGGREGATE
                                                     NUMBER OF      PRINCIPAL         PRINCIPAL
                   CONTRACT APR                      CONTRACTS       BALANCE           BALANCE
                   ------------                      ---------   ----------------   -------------
5.000% - 5.999%....................................         1           21,332.40        0.00%
6.000% - 6.999%....................................        21          313,384.30        0.02%
7.000% - 7.999%....................................       268        4,365,355.81        0.31%
8.000% - 8.999%....................................     2,159       35,223,517.10        2.53%
9.000% - 9.999%....................................     4,871       78,226,767.52        5.63%
10.000% - 10.999%..................................     6,150       97,574,438.13        7.02%
11.000% - 11.999%..................................     6,511      107,405,536.99        7.73%
12.000% - 12.999%..................................     8,821      143,308,521.96       10.31%
13.000% - 13.999%..................................     8,013      128,940,130.53        9.28%
14.000% - 14.999%..................................     8,778      135,624,528.97        9.76%
15.000% - 15.999%..................................     8,802      131,076,629.24        9.43%
16.000% - 16.999%..................................     8,063      117,821,574.43        8.48%
17.000% - 17.999%..................................     7,368      101,044,384.80        7.27%
18.000% - 18.999%..................................     7,339       96,186,511.26        6.92%
19.000% - 19.999%..................................     5,040       62,754,664.98        4.51%
20.000% - 20.999%..................................     7,134       76,687,027.90        5.52%
21.000% - 21.999%..................................     4,248       39,520,224.87        2.84%
22.000% - 22.999%..................................     1,082       11,421,579.91        0.82%
23.000% - 23.999%..................................       698        7,042,981.40        0.51%
24.000% - 24.999%..................................     1,001        8,653,583.72        0.62%
25.000% - 25.999%..................................       407        3,177,671.86        0.23%
26.000% - 26.999%..................................       128          988,919.73        0.07%
27.000% - 27.999%..................................        60          465,148.38        0.03%
28.000% - 28.999%..................................        28          183,684.82        0.01%
29.000% - 29.999%..................................       359        1,940,346.52        0.14%
30.000% - 30.999%..................................         5           31,943.99        0.00%
                                                     ---------   ----------------      ------
          Total:...................................    97,355    1,390,000,391.52      100.00%

     The following table provides information based upon the state in which the new or used car dealer which originated a contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located. While the characteristics of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant. The percentages may not add to 100.00% due to rounding.

                   GEOGRAPHIC CONCENTRATION OF THE CONTRACTS

                                                    AGGREGATE          PERCENTAGE OF
                                     NUMBER OF      PRINCIPAL       AGGREGATE PRINCIPAL
                  STATE              CONTRACTS       BALANCE             BALANCES
                  -----              ---------   ----------------   -------------------
      California...................   40,130       545,837,434.21          39.27%
      Arizona......................    6,154        87,371,063.30           6.29%
      Washington...................    4,906        62,559,857.81           4.50%
      Florida......................    3,619        60,111,139.71           4.32%
      Ohio.........................    3,967        54,994,518.63           3.96%
      Texas........................    3,521        52,014,195.98           3.74%
      Oregon.......................    3,943        49,178,424.71           3.54%
      Colorado.....................    3,202        47,096,941.04           3.39%
      Nevada.......................    2,254        35,640,741.81           2.56%
      North Carolina...............    2,140        35,359,326.13           2.54%
      Virginia.....................    1,864        32,270,166.95           2.32%
      South Carolina...............    2,047        31,641,818.54           2.28%
      Tennessee....................    1,436        24,631,887.15           1.77%
      Illinois.....................    1,614        24,239,202.45           1.74%
      Georgia......................    1,303        23,148,132.20           1.67%
      Missouri.....................    1,479        23,124,758.66           1.66%
      Utah.........................    1,506        21,013,933.35           1.51%
      Alabama......................    1,076        17,719,001.90           1.27%
      Idaho........................    1,191        15,443,755.81           1.11%
      Michigan.....................    1,065        15,253,399.58           1.10%
      Pennsylvania.................    1,002        13,158,587.33           0.95%
      Wisconsin....................      950        12,914,736.49           0.93%
      Kentucky.....................      837        12,024,474.71           0.87%
      Maryland.....................      655        11,492,208.75           0.83%
      New Jersey...................      677         9,834,092.04           0.71%
      Indiana......................      585         8,980,576.75           0.65%
      Delaware.....................      502         7,725,089.63           0.56%
      Kansas.......................      464         7,623,864.43           0.55%
      Massachusetts................      526         7,266,169.24           0.52%
      West Virginia................      328         5,596,132.98           0.40%
      Mississippi..................      335         5,579,488.47           0.40%
      Oklahoma.....................      364         5,381,016.51           0.39%
      Iowa.........................      286         4,583,582.03           0.33%
      Connecticut..................      337         4,566,786.45           0.33%
      New Mexico...................      326         3,903,276.61           0.28%
      Minnesota....................      194         2,842,436.08           0.20%
      New Hampshire................      195         2,622,735.01           0.19%
      Nebraska.....................      116         1,687,341.38           0.12%
      Wyoming......................       93         1,304,745.79           0.09%
      Rhode Island.................       96         1,253,572.89           0.09%
      Maine........................       30           485,731.87           0.03%
      New York.....................       36           481,729.22           0.03%
      Hawaii.......................        4            42,316.94           0.00%
                                      ------     ----------------         ------
      Total........................   97,355     1,390,000,391.52         100.00%
                                      ======     ================         ======

WEIGHTED AVERAGE LIVES OF THE NOTES:

     Prepayments on contracts can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the contracts transferred to the trust.

     As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of notes could occur significantly earlier than its final scheduled distribution date. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of those notes.

     The table captioned "Percentage of Initial Note Balance at Various ABS Percentages" is referred to as the ABS Table and has been prepared on the basis of the characteristics of the contracts described under "The Contracts Pool". The ABS Table assumes that:

     - the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

     - the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days,

     - payments are made on the notes on each distribution date (and each such date is assumed to be the twentieth day of each applicable month),

     - WFSRC2 does not exercise its option to repurchase the contracts, and

     - WFSRC2 exercises its optional purchase right on the earliest distribution date on which that option may be exercised.

     The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percentage of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

     The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools, which is based on the Aggregate Scheduled Balance, annual percentage rate, original term to maturity and remaining term to maturity as of the assumed cut-off date will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                        REMAINING     ORIGINAL
                                              AGGREGATE                   TERM          TERM
                                              PRINCIPAL                TO MATURITY   TO MATURITY
                SUBPOOLS                       BALANCE         APR     (IN MONTHS)   (IN MONTHS)
                --------                  -----------------   ------   -----------   -----------
  1.....................................  $    9,298,902.48   18.418%      34            34
  2.....................................  $   23,787,541.50   18.082%      32            34
  3.....................................  $    7,417,456.99   18.053%      26            34
  4.....................................  $   29,904,940.48   17.780%      47            47
  5.....................................  $   71,911,288.18   17.181%      45            47
  6.....................................  $   23,489,471.59   17.262%      39            47
  7.....................................  $  141,610,717.39   16.084%      60            60
  8.....................................  $  336,748,120.68   15.678%      58            60
  9.....................................  $   99,648,110.03   15.535%      52            60
 10.....................................  $  154,750,920.52   14.265%      71            71
 11.....................................  $  346,667,991.45   13.845%      69            71
 12.....................................  $  101,530,988.12   13.419%      61            71
 13.....................................  $    9,104,888.29   12.616%      83            83
 14.....................................  $   24,293,379.07   12.121%      81            83
 15.....................................  $    9,835,674.75   11.726%      74            83
   Total                                  $1,390,000,391.52
                                          -----------------

     The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

         PERCENTAGE OF INITIAL NOTE BALANCE AT VARIOUS ABS PERCENTAGES

                                    CLASS A-1 NOTES              CLASS A-2 NOTES              CLASS A-3 NOTES
                               -------------------------    -------------------------    -------------------------
      DISTRIBUTION DATE        0.5%   1.0%   1.8%   2.5%    0.5%   1.0%   1.8%   2.5%    0.5%   1.0%   1.8%   2.5%
      -----------------        ----   ----   ----   ----    ----   ----   ----   ----    ----   ----   ----   ----
Initial......................  100    100    100    100     100    100    100    100     100    100    100    100
11/20/00.....................   72     63     49     36     100    100    100    100     100    100    100    100
2/20/01......................   44     27      0      0     100    100    100     81     100    100    100    100
5/20/01......................   15      0      0      0     100     94     65     38     100    100    100    100
8/20/01......................    0      0      0      0      90     68     31      0     100    100    100     98
11/20/01.....................    0      0      0      0      69     42      0      0     100    100     99     71
2/20/02......................    0      0      0      0      47     17      0      0     100    100     77     45
5/20/02......................    0      0      0      0      26      0      0      0     100     95     57     22
8/20/02......................    0      0      0      0       4      0      0      0     100     79     38      1
11/20/02.....................    0      0      0      0       0      0      0      0      88     63     20      0
2/20/03......................    0      0      0      0       0      0      0      0      73     47      4      0
5/20/03......................    0      0      0      0       0      0      0      0      59     33      0      0
8/20/03......................    0      0      0      0       0      0      0      0      45     19      0      0
11/20/03.....................    0      0      0      0       0      0      0      0      30      5      0      0
2/20/04......................    0      0      0      0       0      0      0      0      17      0      0      0
5/20/04......................    0      0      0      0       0      0      0      0       3      0      0      0
8/20/04......................    0      0      0      0       0      0      0      0       0      0      0      0
11/20/04.....................    0      0      0      0       0      0      0      0       0      0      0      0
2/20/05......................    0      0      0      0       0      0      0      0       0      0      0      0
5/20/05......................    0      0      0      0       0      0      0      0       0      0      0      0
8/20/05......................    0      0      0      0       0      0      0      0       0      0      0      0
11/20/05.....................    0      0      0      0       0      0      0      0       0      0      0      0
2/20/06......................    0      0      0      0       0      0      0      0       0      0      0      0
5/20/06......................    0      0      0      0       0      0      0      0       0      0      0      0
8/20/06......................    0      0      0      0       0      0      0      0       0      0      0      0
11/20/06.....................    0      0      0      0       0      0      0      0       0      0      0      0
2/20/07......................    0      0      0      0       0      0      0      0       0      0      0      0
WEIGHTED AVERAGE LIFE
 (YEARS).....................  0.59   0.49   0.38   0.35    1.60   1.31   1.00   0.81    3.05   2.61   2.00   1.60

                                    CLASS A-4 NOTES
                               -------------------------
      DISTRIBUTION DATE        0.5%   1.0%   1.8%   2.5%
      -----------------        ----   ----   ----   ----
Initial......................  100    100    100     100
11/20/00.....................  100    100    100     100
2/20/01......................  100    100    100     100
5/20/01......................  100    100    100     100
8/20/01......................  100    100    100     100
11/20/01.....................  100    100    100     100
2/20/02......................  100    100    100     100
5/20/02......................  100    100    100     100
8/20/02......................  100    100    100     100
11/20/02.....................  100    100    100      72
2/20/03......................  100    100    100      47
5/20/03......................  100    100     84      28
8/20/03......................  100    100     64      12
11/20/03.....................  100    100     47       1
2/20/04......................  100     90     33       0
5/20/04......................  100     73     21       0
8/20/04......................   86     58     12       0
11/20/04.....................   68     44      5       0
2/20/05......................   52     32      1       0
5/20/05......................   36     21      0       0
8/20/05......................   24     13      0       0
11/20/05.....................   16      9      0       0
2/20/06......................   10      5      0       0
5/20/06......................    3      1      0       0
8/20/06......................    1      0      0       0
11/20/06.....................    1      0      0       0
2/20/07......................    0      0      0       0
WEIGHTED AVERAGE LIFE
 (YEARS).....................  4.75   4.38   3.43   2.66

     The weighted average life of a note is determined for the above table by
(x) multiplying the amount of each principal payment on a note by the number of periods (months) from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note. This calculation assumes that WFSRC2 does not exercise its option to repurchase the contracts but that it will exercise its optional purchase right.

     This table has been prepared based on the assumptions described on Pages 7 and 8 including the assumptions regarding the characteristics and performance of the contracts, which will differ from their actual characteristics and performance, and should be read in conjunction with those assumptions.

REPURCHASE OF CONTRACTS AND REDEMPTION OF SECURITIES:

  OPTIONAL REPURCHASE OF CONTRACTS BY WFSRC2

     WFSRC2 will have the option to repurchase all of the contracts it has transferred to the trust on any distribution date as of which the aggregate principal balance of the simple interest contracts plus the aggregate of the present value of the remaining monthly principal and interest due on the Rule of 78's contracts it has transferred to the trust is equal to or less than $278,000,000.00. If WFSRC2 exercises its option to repurchase the contracts, WFSRC2 will pay the trust a price equal to the unpaid principal amount of all classes of notes outstanding plus the accrued interest on each of those classes of notes, which sum is the base price. WFSRC2 will also pay a repurchase premium in an amount equal to a fraction of the base price calculated in the manner shown in the following table:

                   IF THE BASE PRICE IS:                            THE REPURCHASE PREMIUM IS:
-----------------------------------------------------------    -------------------------------------
$278,000,000.00 or less, but more than $208,500,000.00,        2% of the Base Price
equal to or less than $208,500,000.00, but more than
  $139,000,000.00,                                             1% of the Base Price
equal to or less than $139,000,000.00                          zero

  OPTIONAL PURCHASE

     At any distribution date at which the aggregate principal balance of the simple interest contracts plus the aggregate of the present value of the remaining monthly principal and interest payments due on the Rule of 78's contracts transferred to the trust is equal to or less than $139,000,000.00, WFSRC2 may purchase all of the contracts then outstanding that it has transferred to the Trust without payment of a repurchase premium.

  PREPAYMENT AND REDEMPTION FOLLOWING OPTIONAL REPURCHASE OR OPTIONAL PURCHASE

     If WFSRC2 exercises its option to repurchase or purchase the contracts,

     - the amount received upon repurchase equal to the unpaid principal amount of all classes of notes outstanding plus the accrued interest on each of those classes of notes will be treated as collections and distributed to the holders of the notes in addition to the distributions to which the holders would then otherwise be entitled to receive,

     - the amount received by the trust as the repurchase premium will be distributed on the related distribution date, pro rata, to the holders of the notes following all other payments made on the distribution date on which the distribution occurs other than the amount paid equal to the scheduled balances of the repurchased contracts, and

     - the repurchased contracts will be transferred back to WFSRC2 on that distribution date and the trust will be terminated.

     MANDATORY REDEMPTION

     The notes may be accelerated if an event of default has occurred and is continuing under the indenture. If an insurer default has occurred and is continuing and an event of default has occurred and is continuing, the indenture trustee may be permitted to accelerate the notes. If an event of default has occurred and is continuing but no insurer default has occurred and is continuing, Financial Security will have the right, in addition to its obligation to make scheduled payments on the notes in accordance with the terms of the note policy, but not the obligation, to elect to accelerate the notes. If the notes are accelerated, the master servicer or the indenture trustee will sell or otherwise liquidate the property of the trust and deliver the proceeds to the indenture trustee for distribution in accordance with the terms of the indenture.

TAX STATUS:

     In the opinion of Mitchell, Silberberg & Knupp LLP, special counsel for federal income and California income tax purposes, as discussed in further detail in the prospectus:

     - the notes will be characterized as debt; and

     - the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

     If you purchase a note, you agree to treat it as debt for tax purposes.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS:

     The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

ERISA CONSIDERATIONS:

     The notes are generally eligible for purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. However, administrators of employee benefit plans should review the matters discussed under "ERISA Considerations" in the prospectus and also should consult with their legal advisors before purchasing notes.

                   DELINQUENCY AND CONTRACT LOSS INFORMATION

     The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized at December 31, 1995 through 1999 and at June 30, 2000 and (ii) the loss experience for such contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized for the years ended December 31, 1995 through 1999 and for the six month period ending June 30, 2000. There is no assurance that the future delinquency and loss experience of the contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract. The dollar amounts shown in these tables are net of interest not yet earned on Rule of 78's contracts. With respect to the Contract Loss Experience table, it is the policy of WFS to charge-off all contracts when they become 120 days delinquent, whether that contract is owned by

WFS or serviced by WFS for others. WFS believes that its charge-off policy is consistent with that customarily used in the automobile finance industry.

                        CONTRACT DELINQUENCY EXPERIENCE

                                  JUNE 30                                         DECEMBER 31,
                           ----------------------   ------------------------------------------------------------------------
                                    2000                     1999                     1998                     1997
                           ----------------------   ----------------------   ----------------------   ----------------------
                            NUMBER                   NUMBER                   NUMBER                   NUMBER
                              OF                       OF                       OF                       OF
                           CONTRACTS     AMOUNT     CONTRACTS     AMOUNT     CONTRACTS     AMOUNT     CONTRACTS     AMOUNT
                           ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
                                                                (DOLLARS IN THOUSANDS)
Contracts serviced.......   568,900    $6,071,044    524,709    $5,354,385    464,257    $4,367,099    408,958    $3,680,817
                            =======    ==========    =======    ==========    =======    ==========    =======    ==========
Period of delinquency
 31 - 59 days............    10,366    $   93,234     12,868    $  107,416     13,885    $  112,208      6,605    $   54,450
 60 - 89 days............     2,898        26,094      3,511        29,738      3,966        32,100      2,161        18,652
 90 days or more.........     1,230        11,411      1,711        14,872      1,768        14,441        918         7,762
                            -------    ----------    -------    ----------    -------    ----------    -------    ----------
      Total contracts and
       amount
       delinquent........    14,494    $  130,739     18,090    $  152,026     19,619    $  158,749      9,684    $   80,864
                            =======    ==========    =======    ==========    =======    ==========    =======    ==========
Delinquencies as a
 percentage of number and
 amount of contracts
 outstanding.............      2.55%         2.15%      3.45%         2.84%      4.23%         3.64%      2.37%         2.20%
                            =======    ==========    =======    ==========    =======    ==========    =======    ==========

                                            DECEMBER 31,
                           -----------------------------------------------
                                    1996                     1995
                           ----------------------   ----------------------
                            NUMBER                   NUMBER
                              OF                       OF
                           CONTRACTS     AMOUNT     CONTRACTS     AMOUNT
                           ---------   ----------   ---------   ----------
                                       (DOLLARS IN THOUSANDS)
Contracts serviced.......   341,486    $3,046,585    258,665    $2,209,594
                            =======    ==========    =======    ==========
Period of delinquency
 31 - 59 days............     4,511    $   38,173      2,180    $   18,557
 60 - 89 days............     1,305        11,470        690         6,143
 90 days or more.........       567         5,144        308         2,701
                            -------    ----------    -------    ----------
      Total contracts and
       amount
       delinquent........     6,383    $   54,787      3,178    $   27,401
                            =======    ==========    =======    ==========
Delinquencies as a
 percentage of number and
 amount of contracts
 outstanding.............      1.87%         1.80%      1.23%         1.24%
                            =======    ==========    =======    ==========

                            CONTRACT LOSS EXPERIENCE

                                                       FOR THE
                                                         SIX
                                                        MONTHS
                                                        ENDED
                                                       JUNE 30,                   FOR THE YEAR ENDED DECEMBER 31,
                                                         2000         1999         1998         1997         1996         1995
                                                      ----------   ----------   ----------   ----------   ----------   ----------
                                                                                (DOLLARS IN THOUSANDS)
Contracts serviced
 At end of period...................................  $6,071,044   $5,354,385   $4,367,099   $3,680,817   $3,046,585   $2,209,594
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Average during period..............................  $5,658,044   $4,839,514   $4,006,185   $3,383,570   $2,627,622   $1,886,359
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Gross charge offs of contracts during period.......  $   72,699   $  150,518   $  173,422   $  136,773   $   86,464   $   48,999
 Recoveries of contracts charged off in current and
   prior periods....................................      25,475       47,581       36,230       34,634       25,946       18,715
                                                      ----------   ----------   ----------   ----------   ----------   ----------
 Net charge offs....................................  $   47,224   $  102,937   $  137,192   $  102,139   $   60,518   $   30,284
                                                      ==========   ==========   ==========   ==========   ==========   ==========
 Net charge offs as a percentage of contracts
   outstanding during period (annualized)...........        1.67%        2.13%        3.42%        3.02%        2.30%        1.61%